Exhibit 10.2

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into and effective as of June 6, 2019 by and among BOOT BARN, INC., a Delaware corporation (“Borrower”), the other Credit Parties party hereto, GOLUB CAPITAL MARKETS LLC, as Administrative Agent, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, the other Credit Parties from time to time party thereto, Administrative Agent and the Lenders from time to time party thereto, have entered into that certain Credit Agreement dated as of June 29, 2015 (as amended by that certain First Amendment to Credit Agreement and Collateral Agreement dated as of May 26, 2017, that certain Second Amendment to Credit Agreement dated as of February 19, 2019 and as further amended, restated, supplemented or otherwise modified prior to the effectiveness of this Amendment, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Lenders amend the Existing Credit Agreement in certain respects as more fully set forth herein; and

WHEREAS, the Administrative Agent and the Lenders are willing to accommodate such requests subject to the terms, conditions and other provisions hereof.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

Defined Terms.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

Amendments to Existing Credit Agreement.  Effective as of the Third Amendment Effective Date (as defined herein), in reliance upon the representations and warranties of the Credit Parties set forth in this Amendment, the Existing Credit Agreement is hereby amended as follows:

The defined term “Anti-Corruption Laws” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Anti-Corruption Laws” means the FCPA, the U.K. Bribery Act of 2010, as amended, and all other applicable laws and regulations or ordinances concerning or relating to bribery, money laundering or corruption in any jurisdiction in which any Credit Party or any of its Subsidiaries or Affiliates is located or is doing business.”

The defined term “Sanctioned Person” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Sanctioned Person” means, at any time (a) any Person named on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC, OFAC’s consolidated Non-SDN list or any other Sanctions-related list maintained by any Governmental Authority with jurisdiction over any Credit Party or any of their respective Subsidiaries or Affiliates, (b) a Person or legal entity that is a target of Sanctions, (c) any Person operating, organized or resident in a Sanctioned Entity, or (d) any Person directly or indirectly owned or controlled (individually or in the aggregate) by or acting on behalf of any such Person or Persons described in clauses (a) through (c) above.”

The defined term “Sanctions” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Sanctions” means individually and collectively, respectively, any and all economic sanctions, trade sanctions, financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes anti-terrorism laws and other sanctions laws, regulations or embargoes, including those imposed, administered or enforced from time to time by:  (a) the United States of America, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future executive order, (b) the United Nations Security Council, (c) the European Union or any European Union member state, (d) Her Majesty’s Treasury of the United Kingdom, or (e) any other Governmental Authority with jurisdiction over any Credit Party or any of their respective Subsidiaries or Affiliates.

The defined term “Term Loan Maturity Date” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Term Loan Maturity Date” means (a) for the Initial Term Loan, June 29, 2023 and (b) for any Incremental Term Loans, the final maturity date specified in the applicable Lender Joinder Agreement.”

Section 1.1 of the Existing Credit Agreement is hereby further amended by adding thereto the following defined terms in proper alphabetical order:

““Anti-Money Laundering Laws” means the applicable laws or regulations in any jurisdiction in which any Credit Party or any of its Subsidiaries or Affiliates is located or is doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto.”

““FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.”

““Sanctioned Entity” means (a) a country or territory or a government of a country or territory, (b) an agency of the government of a country or territory, (c) an organization directly or indirectly controlled by a country or territory or its government, or (d) a Person resident in or determined to be resident in a country or territory, in each case of clauses (a) through (d) that is a target of Sanctions, including a target of any country sanctions program administered and enforced by OFAC.”

““Third Amendment Effective Date” means June 6, 2019.”

Article I of the Existing Credit Agreement shall is hereby amended by adding the following new Section 1.11 at the end thereof as follows:

“SECTION 1.11 Divisions; Series.  For all purposes under the Loan Documents, if, in connection with any division or plan of division with respect to a limited liability company under Delaware law (or any comparable event under a different jurisdiction’s laws) or an allocation of assets to a series of a limited liability company under Delaware law (or any comparable event under a different jurisdiction’s laws), (a) any asset, right obligation or liability of any Person becomes the asset, right obligation or liability of a different Person, then such transaction shall constitute a “transfer” (as used in the definition of “Asset Disposition” contained herein) from the original Person to the subsequent Person, and (b) any new Person comes into existence, such new Person shall be deemed to have been organized by the holders of its Equity Interests on the first date of its existence; provided, however, that any Asset Disposition, permitted pursuant to Sections 8.13, 9.4 and 9.5 shall also be permitted as a result of (x) a division of an LLC or (y) an allocation of assets to a series of a limited liability company, each as referred to in Section 1.11, to the extent such Asset Disposition is otherwise permitted pursuant to such Sections.

Section 4.4(b)(ix) of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

“(ix)                        Prepayment Premium.  In the event that, prior to the twelve month anniversary of the Third Amendment Effective Date, the Borrower (x) prepays, refinances, substitutes or replaces all or any portion of the Term Loans pursuant to a Refinancing Transaction (including, for avoidance of doubt, any mandatory prepayment that constitutes a Refinancing Transaction) or (y) effects any amendment, amendment and restatement or other modification of this Agreement resulting in a Refinancing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lender, (I) in the case of clause (x), a prepayment premium of one percent (1.00%) of the aggregate principal amount of the Term Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to one percent (1.00%) of the aggregate principal amount of the applicable Term Loans outstanding immediately prior to such amendment that are subject to such Refinancing Transaction.  If, prior to the twelve month anniversary of the Third Amendment Effective Date, any Non-Consenting Lender is replaced pursuant to Section 5.12(b) in connection with any amendment, amendment and restatement or other modification of this Agreement resulting in a Refinancing Transaction, such Non-Consenting Lender (and not any Person who replaces such Lender pursuant to Section 5.12(b)) shall receive its pro rata portion (as determined immediately prior to it being so replaced) of the prepayment premium or fee described in the preceding sentence.  Such amounts shall be due and payable on the date of effectiveness of such Refinancing Transaction.  On and after the twelve month anniversary of the Third Amendment Effective Date, no premiums shall be payable pursuant to this Section 4.4(b)(ix) in connection with any Refinancing Transaction other than LIBOR Rate funding breakage costs as required under the terms of this Agreement.”

Article V of the Existing Credit Agreement shall is hereby amended by adding the following new Section 5.16 at the end thereof as follows:

“SECTION 5.16        Effect of Benchmark Transition Event.

(a)  Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, Administrative Agent and Borrower may amend this Agreement to replace the LIBOR Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after Administrative Agent has provided notice to all Lenders of such proposed amendment so long as Administrative Agent has not received, by such time, written notice of objection to such amendment from the Required Lenders. No replacement of the LIBOR Rate with a Benchmark Replacement pursuant to this Section 5.16 will occur prior to the applicable Benchmark Transition Start Date.

(b) Benchmark Replacement Conforming Changes. In connection with a Benchmark Replacement, Administrative Agent shall have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any Benchmark Replacement Conforming Changes will become effective without any further action or the consent of any other party to this Agreement.

(c) Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify Borrower and Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Administrative Agent or Lenders pursuant to this Section 5.16, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 5.16.

(d) Benchmark Unavailability Period. Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, Borrower may, upon notice to Administrative Agent not less than twenty-four (24) hours prior to the date that such LIBOR Rate Loan is to be made or converted or continued, revoke any request for a borrowing of a LIBOR Rate Loan or, conversion to or continuation of a LIBOR Rate Loan to be made, converted or continued during any Benchmark Unavailability Period, provided, that, in the event that Borrower does not revoke such request or does not revoke such request in the time or manner required, any such request shall be deemed to be a request for a borrowing of, or conversion to, a Base Rate Loan. During any Benchmark Unavailability Period, the component of Base Rate based upon the LIBOR Rate will not be used in any determination of the Base Rate.

(e) Certain Defined Terms. As used in this Section 5.16:

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate that has been selected by Administrative Agent and Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBOR Rate for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided, that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the LIBOR Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by Administrative Agent and Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational amendments to any Loan Document (including amendments to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that Administrative Agent determines are appropriate or desirable to reflect the use of such Benchmark Replacement and to permit the administration thereof by Administrative Agent in accordance with its practices and procedures.

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the LIBOR Rate:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the LIBOR Rate permanently or indefinitely ceases to provide the LIBOR Rate; or

(b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBOR Rate:

(a) a public statement or publication of information by or on behalf of the administrator of the LIBOR Rate announcing that such administrator has ceased or will cease to provide the LIBOR Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that is providing the LIBOR Rate;

(b) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBOR Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the LIBOR Rate, a resolution authority with jurisdiction over the administrator for the LIBOR Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBOR Rate, which states that the administrator of the LIBOR Rate has ceased or will cease to provide the LIBOR Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBOR Rate; or

(c) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBOR Rate announcing that the LIBOR Rate is no longer representative.

“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the ninetieth (90th) day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is less than ninety (90) days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by Administrative Agent by notice to Borrower and Lenders.

“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBOR Rate, the period (a) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBOR Rate for all purposes hereunder in accordance with Section 5.16 and (b) ending at the time that a Benchmark Replacement has replaced the LIBOR Rate for all purposes hereunder pursuant to this Section 5.16.

“Early Opt-in Election” means the election by Administrative Agent, at its option, to seek an amendment to this Agreement to use a new benchmark interest rate to replace the LIBOR Rate based on a determination by Administrative Agent that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include terms similar to the terms of this Section 5.16 are being executed or amended, as applicable, to use a new benchmark interest rate to replace the LIBOR Rate or such other events or conditions as Administrative Agent may determine.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.”

Section 7.20 of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

“SECTION 7.20  OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws.  No Credit Party or any of its Subsidiaries is in violation of any Sanctions.  No Credit Party nor any of its Subsidiaries nor, to the knowledge of such Credit Party, any director, officer, employee, agent or Affiliate of such Credit Party or such Subsidiary (a) is a Sanctioned Person or a Sanctioned Entity, (b) has any assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities.  Each of the Credit Parties and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws.  Each of the Credit Parties and its Subsidiaries, and to the knowledge of each such Credit Party, each director, officer, employee, agent and Affiliate of each such Credit Party and each such Subsidiary, is in compliance (i) with all Sanctions, and (ii) in all material respects, with all Anti-Corruption Laws, Anti-Money Laundering Laws and state laws relating to “know your customer”.  No proceeds of any Loan made or Letter of Credit issued hereunder will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity, or otherwise used in any manner that would result in a violation of any Sanction, Anti-Corruption Law or Anti-Money Laundering Law by any Person (including any Bank Product Provider, Lender or other Person party to the Loan Documents or any agreement entered into in connection with Bank Products).”

Article VII of the Existing Credit Agreement shall is hereby amended by adding the following new Section 7.27 at the end thereof as follows:

“SECTION 7.27  Patriot Act. To the extent applicable, each Credit Party is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001, as amended) (the “Patriot Act”).

Section 8.13(a) of the Existing Credit Agreement shall be amended by adding the following after the reference to “Promptly after the creation or acquisition of any Domestic Subsidiary (other than an Excluded Subsidiary)”:

“or after the division of any Subsidiary that is a Delaware limited liability company in accordance with the terms of this Agreement”

Section 8.15 of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

“SECTION 8.15  OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws.  Each Credit Party will, and will cause each of its Subsidiaries to comply (i) with all applicable Sanctions, and (ii) in all material respects, with all applicable Anti-Corruption Laws and Anti-Money Laundering Laws.  Each of the Credit Parties and its Subsidiaries shall implement and maintain in effect policies and procedures designed to ensure compliance by the Credit Parties and their Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws.”

Section 9.13(a) of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

“(a)                           Consolidated Total Net Leverage Ratio.  As of the last day of any four Fiscal Quarter period, permit the Consolidated Total Net Leverage Ratio as of such date to be greater than 4.00:1.00”

The lead-in paragraph to Section 9.4 of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

“SECTION 9.4  Fundamental Changes.  Merge, consolidate or enter into any similar combination with, or subject to Section 1.11, permit a division of any limited liability company, or enter into any Asset Disposition of all or substantially all of its assets (whether in a single transaction or a series of transactions) with, any other Person (and any division of a limited liability company will be deemed to be an Asset Disposition for purposes of this Section 9.4 and Section 9.5) or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except:”

Section 12.18 of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

“SECTION 12.18  Patriot Act; Due Diligence.  The Administrative Agent and each Lender that is subject to the requirements of the Patriot Act hereby notifies the Credit Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the Patriot Act.  In addition, Administrative Agent and each Lender shall have the right to periodically conduct due diligence on all Credit Parties, their senior management and key principals and legal and beneficial owners.  Each Credit Party agrees to cooperate in respect of the conduct of such due diligence.”

Schedule 1.1(b) shall be amended and restated in its entirety with the new Schedule 1.1(b) attached to this Amendment as Exhibit A.

[Reserved].

Conditions Precedent.  The effectiveness of this Amendment is subject to the following conditions precedent:

the execution and delivery of this Amendment by the Credit Parties, Administrative Agent and the Lenders;

the delivery to Administrative Agent each of the documents listed on the closing checklist attached hereto as Exhibit B, in each case, in form reasonably satisfactory to Administrative Agent;

the representations and warranties contained in Section 5 hereof shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) except to the extent such representations and warranties are made on and as of a specified date (and not required to be remade on the Third Amendment Effective Date), in which case such representations and warranties shall continue on the Third Amendment Effective Date to be true and correct in all material respects as of the specified date (without duplication of any materiality qualifier contained therein);

the Borrower shall have paid to Administrative Agent, (i) for the ratable benefit of the Lenders executing this Amendment, a fully earned, non-refundable closing fee in the amount of 0.50% of each such Lender’s ratable share of the aggregate principal amount of the outstanding Loans as of the date hereof without giving effect to any Assignment and Assumption on the date hereof and (ii) any other fees owed to Administrative Agent or Lenders pursuant to the Credit Agreement or any other Loan Document required in connection with this Amendment;

the Borrower shall make and the Administrative Agent shall have received, for the benefit of the Lenders, a voluntary prepayment of the Term Loans in an amount not less than $65,000,000; and

no Default or Event of Default shall have occurred and be continuing or would result immediately after giving effect to this Amendment on the Third Amendment Effective Date.

The “Third Amendment Effective Date” shall mean the first date on which all of the conditions set forth in this Section 4 have been satisfied.

Representations and Warranties.   Each Credit Party hereby represents and warrants to Administrative Agent and each Lender as follows:

after giving effect to the transactions contemplated herein, each of the representations and warranties of the Credit Parties contained in the Loan Documents are true and correct as of the date hereof in all material respects (or true and correct in all respects if such representation or warranty already contains any materiality qualifier), except to the extent that any such representation or warranty expressly relates to an earlier date;

Each Credit Party has right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment;

This Amendment been duly executed and delivered by the duly authorized officers of each Credit Party, and upon execution will constitute the legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies;

The execution, delivery and performance of this Amendment on the Third Amendment Effective Date (i) do not violate the terms of such Credit Party’s by-laws, operating agreement articles or certificate of incorporation or formation or other documents relating to such Credit Party’s formation, (ii) require any Governmental Approval or violate any Applicable Law relating to any Credit Party or any Subsidiary thereof where the failure to obtain such Governmental Approval or such violation could reasonably be expected to have a Material Adverse Effect, (iii) conflict with, result in a breach of or constitute a default under any Material Contract to which such Credit Party is a party or by which any of its properties may be bound or any Governmental Approval relating to such Credit Party, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Credit Party other than Permitted Liens, or (v) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment other than consents, authorizations, filings or other acts or consents for which the failure to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

no Default or Event of Default exists or would result immediately after giving effect to this Amendment.

No Waiver.  Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents (except as specifically provided for herein) or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents.  Except as amended or modified hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.  All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended or modified hereby.

Severability.  If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

Headings.  Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

GOVERNING LAW; WAIVER OF SERVICE OF PROCESS; SUBMISSION TO JURISDICTION.  This Amendment  and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 12.1 of the Credit Agreement.  Nothing in this Amendment will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment in any court referred to in Section 12.5(b) of the Credit Agreement.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

JURY WAIVER.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.  The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders (except as expressly provided for herein), constitute a waiver of any provision of any of the Loan Documents (except as expressly provided for herein) or serve to effect a novation of the Obligations.

[The remainder of the page intentionally is left blank; signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

CREDIT PARTIES:

BOOT BARN, INC., a Delaware corporation

By:	/s/ Greg Hackman
Name:	Greg Hackman
Title:	Chief Financial Officer and Secretary

BOOT BARN HOLDINGS, INC.
a Delaware corporation

By:	/s/ Greg Hackman
Name:	Greg Hackman
Title:	Chief Financial Officer and Secretary

SHEPLERS HOLDING CORPORATION,
a Delaware corporation

By:	/s/ Greg Hackman
Name:	Greg Hackman
Title:	Chief Financial Officer and Secretary

SHEPLERS, INC.,
a Kansas corporation

By:	/s/ Greg Hackman
Name:	Greg Hackman
Title:	Chief Financial Officer and Secretary

Third Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDERS:

GOLUB CAPITAL MARKETS LLC, as Administrative Agent

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GOLUB CAPITAL PARTNERS CLO 16(M)-R, LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GOLUB CAPITAL PARTNERS CLO 17(M)-R, LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GOLUB CAPITAL PARTNERS CLO 38(M), LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GOLUB CAPITAL PARTNERS CLO 21(M)-R, LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GOLUB CAPITAL PARTNERS CLO 24(M)-R, LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GOLUB CAPITAL PARTNERS CLO 28(M), LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GOLUB CAPITAL PARTNERS CLO 30(M), LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GCIC SENIOR LOAN FUND II LLC, as a Lender

By: GCIC Senior Loan Fund LLC, its sole Member

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GOLUB CAPITAL BDC HOLDINGS LLC, as a Lender

By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GOLUB CAPITAL BDC FUNDING LLC, as a Lender

By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GCPF LOAN FUNDING B, LTD., as a Lender

By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GOLUB CAPITAL BDC FUNDING II LLC, as a Lender

By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

SENIOR LOAN FUND II LLC, as a Lender

By: Senior Loan Fund LLC, its sole Member

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GCIC FUNDING LLC, as a Lender

By: Golub Capital Investment Corporation, its sole member
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GCIC HOLDINGS LLC, as a Lender

By: Golub Capital Investment Corporation, its sole member
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GCP FINANCE 2 LTD., as a Lender

By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GCP FINANCE 6 LTD., as a Lender

By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GCP FINANCE 8 LTD., as a Lender

By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GOLUB CAPITAL FINANCE FUNDING LLC, as a Lender

By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

GOLUB CAPITAL FINANCE FUNDING III, LLC, as a Lender

By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name:	Marc C. Robinson
Title:	Managing Director

FIRST EAGLE BERKELEY FUND CLO LLC,, as a Lender
By: First Eagle Private Credit, LLC, its Designated Manager

By:	/s/ Kevin Mulcahy
Name:	Kevin Mulcahy
Title:	Managing Director

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD.
By: Ivy Hill Asset Management, L.P., as Portfolio Manager, as a Lender

By:	/s/ Shelly Cleary
Name:	Shelly Cleary
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD.
By: Ivy Hill Asset Management, L.P., as Portfolio Manager, as a Lender

By:	/s/ Shelly Cleary
Name:	Shelly Cleary
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND VII, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager, as a Lender

By:	/s/ Shelly Cleary
Name:	Shelly Cleary
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND VIII, LTD.
By: Ivy Hill Asset Management, L.P., as Collateral Manager, as a Lender

By:	/s/ Shelly Cleary
Name:	Shelly Cleary
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND IX, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager, as a Lender

By:	/s/ Shelly Cleary
Name:	Shelly Cleary
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND X, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager, as a Lender

By:	/s/ Shelly Cleary
Name:	Shelly Cleary
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND XIV, LTD.
By: Ivy Hill Asset Management, L.P., as Asset Manager, as a Lender

By:	/s/ Shelly Cleary
Name:	Shelly Cleary
Title:	Authorized Signatory

EXHIBIT A

Schedule 1.1(b) to the Credit Agreement

See attached.

Third Amendment to Credit Agreement

Schedule 1.1(b)

Fiscal Quarter and Fiscal Year End Dates

	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	FY-22	FY-23

1st Quarter	6/27/2015	6/25/2016	7/1/2017	6/30/2018	6/29/2019	6/27/2020	6/26/2021	6/25/2022
2nd Quarter	9/26/2015	9/24/2016	9/30/2017	9/29/2018	9/28/2019	9/26/2020	9/25/2021	9/24/2022
3rd Quarter	12/26/2015	12/24/2016	12/30/2017	12/29/2018	12/28/2019	12/26/2020	12/25/2021	12/24/2022
4th Quarter	3/26/2016	4/1/2017	3/31/2018	3/30/2019	3/28/2020	3/27/2021	3/26/2022	4/1/2023

Third Amendment to Credit Agreement

EXHIBIT B

Closing Checklist

See attached.

Third Amendment to Credit Agreement

Closing Checklist

Third Amendment to Credit Agreement

by and among

BOOT BARN, INC.,

as the Borrower,

and

BOOT BARN HOLDINGS, INC.,
as Holdings,

and

THE OTHER CREDIT PARTIES PARTY THERETO

and

GOLUB CAPITAL MARKETS LLC,
as Administrative Agent,

and

THE LENDERS PARTY THERETO

Closing Date: June 6, 2019

ABL Agent	=	Wells Fargo, as administrative agent for the lenders under the ABL Credit Agreement
Administrative Agent	=	Golub, as administrative agent for the Lenders
Borrower	=	Boot Barn, Inc., a Delaware corporation
Credit Parties	=	Borrower and Guarantors
Golub	=	Golub Capital Markets LLC, a Delaware limited liability company
Guarantors	=	Holdings, Sheplers Holdings and Sheplers
Holdings	=	Boot Barn Holding Corporation, a Delaware corporation
KMR	=	Katten Muchin Rosenman LLP, counsel to Administrative Agent
Lenders	=	Golub Certain affiliates of Golub and the other Lenders party thereto
ML	=	Morgan, Lewis & Bockius LLP, counsel to Borrower and Guarantors
Otterbourg	=	Otterbourg, P.C., counsel to Wells Fargo
Sheplers	=	Sheplers, Inc., a Kansas corporation
Sheplers Holding	=	Sheplers Holding Corporation, a Delaware corporation
Wells Fargo	=	Wells Fargo Bank National Association

Third Amendment to Credit Agreement

Tab	Document	Resp. Party	Signatories
1.	Third Amendment Credit Agreement	KMR	Borrower
Holdings
Administrative Agent
Lenders
	(i) Exhibit A: Schedule 1.1(b)	ML	N/A
	(ii) Exhibit B: Closing Checklist	KMR	N/A

2.	Third Amendment Fee Letter	KMR	Administrative Agent
Borrower

3.	First Amendment to Intercreditor Agreement	Otterbourg	ABL Agent
Administrative Agent

4.	Trademark Security Agreement	KMR	Borrower
Administrative Agent

5.	Trademark Security Agreement	KMR	Sheplers
Administrative Agent

6.	Copyright Security Agreement	KMR	Sheplers
Administrative Agent

7.	Omnibus Certificate from the Secretary of Borrower, Holdings, Sheplers Holdings and Sheplers attesting to the Resolutions, Governing Documents and incumbency	ML	Secretary Counter Attest
	7.a Exhibit A [Reserved]	ML	N/A
	7.b Exhibit B [Reserved]	ML	N/A
	7.c Exhibit C (Certificates of Existence/Good Standing)	ML	N/A
	7.d Exhibit D (Resolutions)	ML	N/A
	7.e Exhibit E (Incumbency)	ML	Officers

Tab	Document	Resp. Party	Signatories
8.	UCC Searches	ML	N/A

9.	IP Searches	KMR	N/A

10.	Third Amendment to ABL Credit Agreement	Otterbourg	Borrower
Holdings
ABL Agent
Lenders

11.	Assignment Agreements	KMR	Applicable Lenders
Golub
Administrative Agent